UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2009

Gottschalks Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

1-09100	77-0159791
(Commission File Number)	(I.R.S. Employer Identification Number)

7 River Park Place East
Fresno, California    93720
(Address of principal executive offices including zip code)

(559) 434-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on January 14, 2009, Gottschalks Inc. (the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (administered under Case No. 09-10157).

On December 3, 2009, the Company filed a proposed Chapter 11 Plan of Liquidation (the "Liquidation Plan") with the Court. Also on December 3, 2009, the Company filed with the Court a disclosure statement relating to the Liquidation Plan (the "Disclosure Statement"), which describes the Liquidation Plan and the solicitation of votes to approve the same from certain of the Company's creditors and other interestholders. The Liquidation Plan is subject to, among other matters, approval by certain of the Company's creditors and other interestholders and confirmation by the Bankruptcy Court.

Copies of the Liquidation Plan and the Disclosure Statement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are herein incorporated by reference in their entirety. Copies of the Liquidation Plan and the Disclosure Statement are also publicly available on the Internet and may be accessed at http://pacer.psc.uscourts.gov or www.kccllc.net/gottschalks. The foregoing description of the Liquidation Plan and the Disclosure Statement is qualified in its entirety by reference to the Liquidation Plan and the Disclosure Statement.

Neither the Disclosure Statement nor the Liquidation Plan has been approved by the Bankruptcy Court. The Disclosure Statement and the Liquidation Plan remain subject to change, are described herein and attached hereto for informational purposes only, and should not be relied upon by any party. This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Liquidation Plan. Any such solicitation will be made pursuant to and in accordance with the Disclosure Statement and applicable law only after further hearings and orders by the Bankruptcy Court.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Debtor's Chapter 11 Plan of Liquidation, filed by Gottschalks Inc., with the United States Bankruptcy Court for the District of Delaware on December 3, 2009.
10.2	Disclosure Statement for Debtor's Chapter 11 Plan of Liquidation, filed by Gottschalks Inc., with the United States Bankruptcy Court for the District of Delaware on December 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gottschalks Inc. (Registrant)

December 8, 2009	By: /s/ J. Gregory Ambro Name: J. Gregory Ambro Title: Executive Vice President and Chief Operating Officer

Exhibit No.	Description
10.1	Debtor's Chapter 11 Plan of Liquidation, filed by Gottschalks Inc., with the United States Bankruptcy Court for the District of Delaware on December 3, 2009. Also provided in PDF format as a courtesy.
10.2

Disclosure Statement for Debtor's Chapter 11 Plan of Liquidation, filed by Gottschalks Inc., with the United States Bankruptcy Court for the District of Delaware on December 3, 2009.    Also provided in PDF format as a courtesy.